UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2733

                         The Salomon Brothers Fund Inc
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                     Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT
DECEMBER 31, 2003


                              THE SALOMON BROTHERS
-------------------------------------------------------------------------------
                                   FUND INC

WHAT'S INSIDE
--------------------------------------------------------------------------------

Letter from the Chairman..................................................   1

Manager Overview..........................................................   2

Record of a Share of Stock................................................   6

25-Year Record of an Investment in the Fund...............................   7

Investment Policy.........................................................   9

Summary...................................................................   9

2003 Distributions Declared...............................................  10

Major Portfolio Changes...................................................  11

Schedule of Investments...................................................  12

Statement of Assets and Liabilities.......................................  17

Statement of Operations...................................................  18

Statements of Changes in Net Assets.......................................  19

Notes to Financial Statements.............................................  20

Financial Highlights......................................................  25

Report of Independent Auditors............................................  26

Tax Information...........................................................  26

Additional Information....................................................  27

Dividend Reinvestment Plan................................................  29

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


                                                    [PICTURE OF R. JAY GERKEN]

                                                     R. JAY GERKEN, CFA
                                                     Chairman, President
                                                     and Chief Executive Officer


DEAR SHAREHOLDER,

At the start of the fund's fiscal year in January 2003, the domestic economy and stock market were dominated by uncertainty stemming from growing geopolitical tensions, especially the run-up to the war in Iraq. By March of 2003, business and economic fundamentals began to show signs that the bear market for stocks that had dominated the previous three years was finally nearing an end. As the year progressed, new federal tax legislation provided a significant near-term tax cut for consumers, businesses and investors while key interest rates continued to hover near record lows. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 21, 2003

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1

MANAGER OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

During the 12 months ended December 31, 2003, the fund returned 33.47%, based on its New York Stock Exchange ("NYSE") market price and 31.96% based on its net asset value ("NAV") i per share. In comparison, its Lipper core closed-end funds category average was 27.00% over the same time frame. ii Please note that Lipper performance returns are based on each fund's NAV. Additionally, the unmanaged S&P 500 Index iii returned 28.67% over the same time frame.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.129 per share. The performance table shows the fund's annualized distribution yields as well as its 12-month total return based on its NAV and market price as of December 31, 2003. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


                                FUND PERFORMANCE
                            AS OF DECEMBER 31, 2003
                                  (unaudited)

                                   Annualized          12-Month
                                  Distribution           Total
           Price Per Share           Yield              Return
           -----------------------------------------------------
             $14.04(NAV)              0.71%              31.96%
             $12.03(NYSE)             0.83%              33.47%

           Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's quarterly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a quarterly income dividend rate of $0.025 for 4 quarters. This rate is subject to change.


SPECIAL SHAREHOLDER NOTICE

Effective November 10, 2003, Kevin Caliendo began serving as co-portfolio manager of the fund. Mr. Caliendo has been with Salomon Brothers Asset Management since 2002. He has eight years of experience, primarily in covering the health care industry. Mr. Caliendo is an investment officer of Salomon Brothers Asset Management and is a director of Citigroup Global Markets Inc. Michael Kagan continues to serve as co-portfolio manager for the fund, a position he has held for the past five years. Mr. Kagan has been a manager of the fund since 1995.

MARKET AND ECONOMIC SUMMARY

The past year was a terrific one for the stock market. The market's rally started during the middle of March, once it was clear that the war in Iraq would end quickly. It was led by companies which had performed poorly in 2000 to 2002, especially technology and telecommunications stocks. By October, it was apparent that the federal

--------------------------------------------------------------------------------
 2                                                            2003 Annual Report

--------------------------------------------------------------------------------

government's aggressive fiscal and monetary stimulus had ignited the U.S. economy. Cyclical stocks, industrials, energy and materials were the market leaders during the fourth quarter of 2003. Small-cap stocks continued their four-year run in 2003.

Economic data during the fourth quarter of 2003 continued to show a strong and accelerating economy. Consensus forecasts for fourth quarter gross domestic product ("GDP")iv growth increased. The industrial segments of the economy were the strongest, and showed their best growth since 1992. The decline in the U.S. dollar spurred industrial exports. The consumer segments of the domestic economy were solid. The increase in mortgage interest rates since June appears to have restrained consumer-spending growth. On the employment front, annualized unemployment claims declined from September to December.

Very late in the second quarter of 2003, interest rates made what may well be a secular bottom, and then started to increase. Turning points such as these have historically had great significance for economic and market fundamentals. Interest rates have been falling since 1982.

CONTRIBUTORS TO FUND PERFORMANCE

The fund was helped by its pro-cyclical posture. During January and February of 2003, we positioned the fund in accordance with our belief that the economy would improve in 2003, and continued the transition as the market declined in early March. At the time, we believed that the market would rebound sharply once the Iraqi war ended. We emphasized companies who we then believed would deliver above-average earnings-per-share growth, as well as early cycle companies such as retailers and heavy truck manufacturers.

During the year, stock selection in the consumer cyclicals, healthcare and industrials sectors helped fund performance, while stock selection in the technology and energy sectors detracted from performance. The portfolio's performance was enhanced by its positions in electronics retailer Best Buy Co., Inc., generic drug maker Teva Pharmaceutical Industries Ltd., semiconductor giant Intel Corp. and aluminum producer Alcoa Inc.

The portfolio's overweight in retailers during the first half of 2003 greatly helped returns. Retail chains such as Best Buy, The Home Depot, Inc. and Costco Wholesale Corp. were standout performers in 2003. Returns in the industrial and materials sectors were led by Alcoa and manufacturing conglomerate Tyco International Ltd. The fund was also helped by its large holdings in generic drugs and biotechnology stocks, and its underweight in the large pharmaceutical industry stocks.

While the fund's performance for the period was positive, portfolio holdings in telecommunications company Verizon Communications Inc., food giant Kraft Food Inc. and supermarket chain Safeway Inc. hurt portfolio performance during the year. At the close of the period, the fund no longer held shares of Verizon or Kraft, but maintained a position in Safeway.

The relative underperformance of the portfolio's utilities and energy stocks versus the market was due to the conservative nature of our holdings. The highest returns in those sectors came from companies that recovered from significant problems such as Dynegy Inc. and Calpine Corp. (the fund did not hold shares of Dynegy or Calpine during the period). While the fund may occasionally own small positions in very risky stocks such as these, the fund's core strategy is to own larger capitalization and higher quality companies.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "SBF" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XSBFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.sbam.com.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 3

--------------------------------------------------------------------------------

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.



Sincerely,


/S/ Michael A. Kagan                        /S/ Kevin Caliendo
--------------------                        ------------------------
Michael A. Kagan                            Kevin Caliendo
Executive Vice President                    Executive Vice President

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (3.74%); General Electric Co. (2.96%); Microsoft Corp. (2.87%); Exxon Mobil Corp. (2.74%); Best Buy Co., Inc. (2.48%); Intel Corp. (2.32%); American International Group, Inc. (2.16%); Alcoa Inc. (2.10%); Teva Pharmaceutical Industries Ltd. (2.07%);TotalFinaElf S.A. (1.79%). Please refer to pages 12 through 16 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

i NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's shares, which may be more or less than the fund's NAV.
ii Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among 17 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.
iii The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
iv Gross domestic product is a market value of goods and services produced by labor and property in a given country.

--------------------------------------------------------------------------------
4                                                             2003 Annual Report

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

      The Bank of New York
      Receive and Deliver Department-11W
      Church Street Station
      P.O. Box 11002 New York, New York 10286-1002

Take Advantage of the Fund's
Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 29 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock@bankofny.com.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 5

RECORD OF A SHARE OF STOCK (unaudited)
--------------------------------------------------------------------------------


                                                                                         Net Asset
                  Distributions Declared From                          Capital Gain      Value Plus
                 -----------------------------      Net Asset Value    Distributions    Capital Gain
Year           Income              Capital Gain       End of Year      (Cumulative)     Distributions*
------------------------------------------------------------------------------------------------------

1929                --                     --          $ 3.81                 --           $ 3.810
1930            $0.094                     --            3.08                 --             3.080
1931             0.119                     --            2.36                 --             2.360
1932             0.100                     --            2.43                 --             2.430
1933             0.100                     --            3.35                 --             3.350
1934             0.100                     --            3.68                 --             3.680
1935             0.117                     --            4.64                 --             4.640
1936             0.125                 $0.146            5.72            $ 0.146             5.866
1937             0.125                  0.396            3.66              0.542             4.202
1938             0.106                     --            4.25              0.542             4.792
1939             0.100                     --            4.09              0.542             4.632
1940             0.106                     --            3.70              0.542             4.242
1941             0.150                     --            3.34              0.542             3.882
1942             0.156                     --            3.69              0.542             4.232
1943             0.156                     --            4.71              0.542             5.252
1944             0.181                     --            5.54              0.542             6.082
1945             0.174                  0.301            7.21              0.843             8.053
1946             0.169                  0.625            6.55              1.468             8.018
1947             0.192                  0.376            6.13              1.844             7.974
1948             0.245                  0.192            5.82              2.036             7.856
1949             0.279                  0.202            6.60              2.238             8.838
1950             0.335                  0.402            7.21              2.640             9.850
1951             0.276                  0.360            8.67              3.000            11.670
1952             0.210                  0.254            9.15              3.254            12.404
1953             0.245                  0.260            8.59              3.514            12.104
1954             0.250                  0.312           11.31              3.826            15.136
1955             0.285                  0.517           12.56              4.343            16.903
1956             0.310                  0.712           12.63              5.055            17.685
1957             0.275                  0.650           10.38              5.705            16.085
1958             0.265                  0.545           13.84              6.250            20.090
1959             0.270                  0.670           14.04              6.920            20.960
1960             0.265                  0.590           13.53              7.510            21.040
1961             0.252                  0.665           15.80              8.175            23.975
1962             0.255                  0.540           12.74              8.715            21.455
1963             0.255                  0.605           14.91              9.320            24.230
1964             0.300                  0.645           16.01              9.965            25.975
1965             0.312                  0.665           18.07             10.630            28.700
1966             0.337                  0.735           16.54             11.365            27.905
1967             0.355                  0.840           19.97             12.205            32.175
1968             0.365                  1.250           19.69             13.455            33.145
1969             0.350                  1.350           17.62             14.805            32.425
1970             0.305                  1.020           15.03             15.825            30.855
1971             0.305                  0.810           17.87             16.635            34.505
1972             0.305                  1.270           20.47             17.905            38.375
1973             0.295                  0.840           16.50             18.745            35.245
1974             0.305                  0.420           10.77             19.165            29.935
1975             0.270                  0.670           13.15             19.835            32.985
1976             0.225+                    --+          15.08             19.835            34.915
1977             0.245                  1.010           13.12             20.845            33.965
1978             0.340                  0.450           13.81             21.295            35.105
1979             0.420                  0.910           16.42             22.205            38.625
1980             0.550                  1.180           18.88             23.385            42.265
1981             0.720                  2.040           15.56             25.425            40.985
1982             0.710                  2.010           16.64             27.435            44.075
1983             0.625                  1.365           18.25             28.800            47.050
1984             0.545                  2.440           14.67             31.240            45.910
1985             0.495                  1.085           16.78             32.325            49.105
1986             0.515                  3.085           15.42             35.410            50.830
1987             0.490                  1.880           13.26             37.290            50.550
1988             0.505                  0.490           14.37             37.780            52.150
1989             0.590                  1.515           15.58             39.295            54.875
1990             0.485                  0.710           13.33             40.005            53.335
1991             0.470                  1.140           15.66             41.145            56.805
1992             0.400                  0.600           15.16             41.745            56.905
1993             0.340                  1.720           14.88             43.465            58.345
1994             0.335                  1.390           12.88             44.855            57.735
1995             0.350                  1.490           15.43             46.345            61.775
1996             0.335                  2.090           17.26             48.435            65.695
1997             0.270                  2.680           18.51             51.115            69.625
1998             0.269                  3.190           18.76             54.305            73.065
1999             0.167                  3.633           19.24             57.938            77.178
2000             0.135                  2.406           16.27             60.344            76.614
2001             0.107                  0.325           14.07             60.669            74.739
2002             0.108                  0.068           10.75             60.737            71.487
2003             0.129                    --            14.04             60.737            74.777
--------------------------------------------------------------------------------------------------
Totals         $21.321                $60.737
--------------------------------------------------------------------------------------------------
+   A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.
*   Does not reflect the effect of reinvestment of income dividends or capital gain distributions.


--------------------------------------------------------------------------------
6                                                             2003 Annual Report

25-YEAR RECORD OF AN INVESTMENT IN THE SALOMON BROTHERS FUND INC (unaudited)
--------------------------------------------------------------------------------

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1979, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.


                               Cumulative Net Asset Value of
                           -------------------------------------
          Net Asset Value   Capital Gain                Income
  End       of Initial     Distributions               Dividends           Total             Total
of Year     Investment      Reinvested                Reinvested      Net Asset Value     Market Value
------------------------------------------------------------------------------------------------------

1979         $11,885         $    806                 $   375            $13,066              $10,502
1980          13,668            2,074                     988             16,730               14,253
1981          11,266            3,470                   1,496             16,232               15,729
1982          12,045            6,517                   2,646             21,208               22,265
1983          13,210            9,254                   3,814             26,278               26,966
1984          10,619           10,801                   4,004             25,424               26,138
1985          12,140           14,513                   5,623             32,276               30,960
1986          11,164           19,709                   6,169             37,042               36,523
1987           9,600           21,435                   6,289             37,324               31,127
1988          10,400           24,686                   8,282             43,368               35,280
1989          11,281           31,761                  10,847             53,889               45,197
1990           9,651           29,774                  10,885             50,310               41,735
1991          11,339           39,914                  14,647             65,900               58,688
1992          10,975           41,339                  15,876             68,190               62,176
1993          10,771           48,601                  17,091             76,463               65,872
1994           9,323           49,063                  16,438             74,824               62,061
1995          11,172           67,918                  21,804             100,89               87,913
1996          12,496           90,312                  26,710            129,518              120,692
1997          13,399          117,298                  30,593            161,290              154,960
1998          13,581          148,773                  33,340            195,694              190,739
1999          13,930          192,708                  36,004            242,642              258,298
2000          11,841          193,752                  32,144            237,737              237,445
2001          10,240          172,033                  29,358            211,631              186,813
2002           7,824          132,334                  23,912            164,070              139,192
2003          10,218          172,834                  33,461            216,513              185,516


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 7

25-YEAR RECORD OF AN INVESTMENT IN THE SALOMON BROTHERS FUND INC (unaudited) (continued)
--------------------------------------------------------------------------------


                            Cumulative Net Asset Value of
                            -----------------------------
  End       of Initial      Distribution        Dividends           Total                   Total
of Year     Investment       Reinvested        Reinvested       Net Asset Value         Market Value
-----------------------------------------------------------------------------------------------------
 1979         11885               806            375               13066                 10502
 1980         13668              2074            988               16730                 14253
 1981         11266              3470           1496               16232                 15729
 1982         12045              6517           2646               21208                 22265
 1983         13210              9254           3814               26278                 26966
 1984         10619             10801           4004               25424                 26138
 1985         12140             14513           5623               32276                 30960
 1986         11164             19709           6169               37042                 36523
 1987          9600             21435           6289               37324                 31127
 1988         10400             24686           8282               43368                 35280
 1989         11281             31761          10847               53889                 45197
 1990          9651             29774          10885               50310                 41735
 1991         11339             39914          14647               65900                 58688
 1992         10975             41339          15876               68190                 62176
 1993         10771             48601          17091               76463                 65872
 1994          9323             49063          16438               74824                 62061
 1995         11172             67918          21804              100894                 87913
 1996         12496             90312          26710              129518                120692
 1997         13399            117298          30593              161290                154960
 1998         13581            148773          33340              195694                190739
 1999         13930            192708          36004              242642                258298
 2000         11841            193752          32144              237737                237445
 2001         10240            172033          29358              211631                186813
 2002          7824            132334          23912              164070                139192
 2003         10218            172834          33461              216513                185516


--------------------------------------------------------------------------------
8                                                            2003 Annual Report

INVESTMENT POLICY
--------------------------------------------------------------------------------

The Salomon Brothers Fund Inc's ("Fund") investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above- average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund's investment policy.



SUMMARY (unaudited)                                       FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------

                                             2003      2002       2001      2000     1999
------------------------------------------------------------------------------------------
Net Assets (millions)                      $1,404     $1,082    $1,420    $1,642    $1,820
------------------------------------------------------------------------------------------
Shares Outstanding (000's)                 99,958    100,639   100,938   100,938    94,608
------------------------------------------------------------------------------------------
Net Asset Value Per Share                  $14.04     $10.75    $14.07    $16.27    $19.24
------------------------------------------------------------------------------------------
Distributions Per Share*                    $0.13      $0.18     $0.44     $2.54     $3.80
------------------------------------------------------------------------------------------
Market Price Per Share                    $12.030     $9.120   $12.420   $16.250   $20.375
------------------------------------------------------------------------------------------
Premium (Discount) from NAV at Year End    (14.32)%   (15.16)%  (11.73)%   (0.12)%    5.90%
------------------------------------------------------------------------------------------
Market Price Range (NYSE, symbol SBF):
  High                                    $12.030    $12.710   $16.625   $19.813   $21.500
------------------------------------------------------------------------------------------
  Low                                      $8.380     $8.120   $10.720   $14.938   $17.125
------------------------------------------------------------------------------------------
* Income and capital gains.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 9


2003 DISTRIBUTIONS DECLARED (unaudited)                   FOR THE YEAR ENDED DECEMBER 31, 2003
----------------------------------------------------------------------------------------------
                                  Net            Short-Term       Long-Term     Total Payment
Payment Date  Record Date   Investment Income   Capital Gains   Capital Gains     Per Share
----------------------------------------------------------------------------------------------
March         March             $0.0250               -               -           $0.0250
----------------------------------------------------------------------------------------------
June          June               0.0250               -               -            0.0250
----------------------------------------------------------------------------------------------
September     September          0.0250               -               -            0.0250
----------------------------------------------------------------------------------------------
December      December           0.0540               -               -            0.0540
----------------------------------------------------------------------------------------------
Total                           $0.1290               -               -           $0.1290
----------------------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan"), administered by The Bank of New York as DR Plan Agent ("Agent") for shareholders of The Salomon Brothers Fund Inc ("Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically by the Agent, and you will receive statements from the Agent to simplify your personal records.

THE CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

COST TO YOU

Except as specifically noted, you will not bear any costs of administering the DR Plan. You pay only your pro portionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

TO ENROLL

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Agent at 1-800-432-8224. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DR Plan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.


--------------------------------------------------------------------------------
10                                                           2003 Annual Report

MAJOR PORTFOLIO CHANGES (unaudited)  FOR THE THREE MONTHS ENDED DECEMBER 31,2003
--------------------------------------------------------------------------------

Additions /1/                                                         Shares
-------------------------------------------------------------------------------
ADC Telecommunications, Inc.                                       2,583,000 /2/
-------------------------------------------------------------------------------
Best Buy Co., Inc.                                                   129,800
-------------------------------------------------------------------------------
The Boeing Co.                                                       393,400
-------------------------------------------------------------------------------
Elan Corp. PLC, ADR                                                1,170,200 /2/
-------------------------------------------------------------------------------
GlaxoSmithKline PLC, ADR                                             141,500 /2/
-------------------------------------------------------------------------------
Honeywell International Inc.                                         350,900
-------------------------------------------------------------------------------
InterActiveCorp                                                      217,200
-------------------------------------------------------------------------------
International Paper Co.                                              187,900
-------------------------------------------------------------------------------
Kellogg Co.                                                          180,000 /2/
-------------------------------------------------------------------------------
MedImmune Inc.                                                       392,800 /2/
-------------------------------------------------------------------------------
Newell Rubbermaid Inc.                                               455,900 /2/
-------------------------------------------------------------------------------
Viacom Inc., Class B Shares                                          237,700
-------------------------------------------------------------------------------
Waste Management, Inc.                                               230,700 /2/
-------------------------------------------------------------------------------


Reductions                                                            Shares
-------------------------------------------------------------------------------
American Standard Cos., Inc.                                          55,000
-------------------------------------------------------------------------------
Amgen Inc.                                                           109,400
-------------------------------------------------------------------------------
Avon Products, Inc.                                                   97,900 /3/
-------------------------------------------------------------------------------
Bank of America Corp.                                                 88,500
-------------------------------------------------------------------------------
The Bank of New York Co., Inc.                                       220,000
-------------------------------------------------------------------------------
Chiron Corp.                                                         213,300 /3/
-------------------------------------------------------------------------------
Comverse Technology, Inc.                                            423,600 /3/
-------------------------------------------------------------------------------
Federated Department Stores, Inc.                                    122,400 /3/
-------------------------------------------------------------------------------
Fortune Brands, Inc.                                                 175,000 /3/
-------------------------------------------------------------------------------
IDC Pharmaceuticals Corp.                                            184,300 /3/
-------------------------------------------------------------------------------
Kraft Food Inc., Class A Shares                                      357,000 /3/
-------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                          118,700
-------------------------------------------------------------------------------
MedImmune Inc.                                                       392,800 /3/
-------------------------------------------------------------------------------
Merck & Co. Inc.                                                     142,700 /3/
-------------------------------------------------------------------------------
The News Corp. Ltd., ADR                                             248,400
-------------------------------------------------------------------------------
Wyeth                                                                316,600 /3/
-------------------------------------------------------------------------------
1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                11

SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003
--------------------------------------------------------------------------------


  SHARES                              SECURITY                        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.1%
Aerospace and Defense -- 2.6%
      570,800    The Boeing Co.                                     $ 24,053,512
      232,500    Lockheed Martin Corp.                                11,950,500
--------------------------------------------------------------------------------
                                                                      36,004,012
--------------------------------------------------------------------------------

Banks -- 10.6%
      231,600    Bank of America Corp.                                18,627,588
      754,200    The Bank of New York Co., Inc.                       24,979,104
      384,500    Bank One Corp.                                       17,529,355
      190,300    Comerica Inc.                                        10,668,218
      212,800    Fifth Third Bancorp                                  12,576,480
      411,800    FleetBoston Financial Corp.                          17,975,070
      507,400    U.S. Bancorp.                                        15,110,372
      151,300    Wachovia Corp.                                        7,049,067
      423,600    Wells Fargo & Co.                                    24,945,804
--------------------------------------------------------------------------------
                                                                     149,461,058
--------------------------------------------------------------------------------

Beverages -- 1.4%
      432,100    PepsiCo, Inc.                                        20,144,502
--------------------------------------------------------------------------------

Biotechnology -- 1.3%
      293,636    Amgen Inc. (a)                                       18,146,705
--------------------------------------------------------------------------------

Building Products -- 0.7%
      104,500    American Standard Cos., Inc. (a)                     10,523,150
--------------------------------------------------------------------------------

Chemicals -- 0.3%
      348,100   Millennium Chemicals Inc. (a)(b)                       4,413,908
--------------------------------------------------------------------------------

Commercial Services and Supplies -- 2.5%
      214,500    Avery Dennison Corp. (b)                             12,016,290
      426,700    Paychex, Inc.                                        15,873,240
      230,700    Waste Management, Inc.                                6,828,720
--------------------------------------------------------------------------------
                                                                      34,718,250
--------------------------------------------------------------------------------

Communications Equipment -- 2.7%
    2,583,000    ADC Telecommunications, Inc. (a)                      7,671,510
      950,100    Cisco Systems, Inc. (a)                              23,077,929
      527,300    Motorola, Inc.                                        7,419,111
--------------------------------------------------------------------------------
                                                                      38,168,550
--------------------------------------------------------------------------------

Computers and Peripherals -- 2.7%
      586,000    Dell Inc. (a)                                        19,900,560
      770,900    Hewlett-Packard Co.                                  17,707,573
--------------------------------------------------------------------------------
                                                                      37,608,133
--------------------------------------------------------------------------------

Containers and Packaging -- 0.5%
      400,200    Smurfit-Stone Container Corp. (a)(b)                  7,431,714
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                                           2003 Annual Report

SCHEDULE OF INVESTMENTS (continued)                           DECEMBER 31, 2003
--------------------------------------------------------------------------------

  SHARES                              SECURITY                        VALUE
--------------------------------------------------------------------------------

Diversified Financials -- 5.4%
      246,300    American Express Co.                                $11,879,049
      124,100    Freddie Mac                                           7,237,512
      198,100    The Goldman Sachs Group, Inc.                        19,558,413
      327,200    J.P. Morgan Chase & Co.                              12,018,056
      454,000    MBNA Corp.                                           11,281,900
      233,800    Merrill Lynch & Co., Inc.                            13,712,370
--------------------------------------------------------------------------------
                                                                      75,687,300
--------------------------------------------------------------------------------

Electric Utilities -- 1.7%
      313,700    FirstEnergy Corp.                                    11,042,240
      273,200    Progress Energy, Inc.                                12,365,032
--------------------------------------------------------------------------------
                                                                      23,407,272
--------------------------------------------------------------------------------

Electronic Equipment and Instruments -- 0.7%
      622,100    Flextronics International Ltd. (a)                    9,231,964
--------------------------------------------------------------------------------

Energy -- 0.2%
          400    Gas Properties (100% owned) (c)                         279,000
                 Royalty Interest (c)                                  1,899,500
--------------------------------------------------------------------------------
                                                                       2,178,500
--------------------------------------------------------------------------------

Energy Equipment and Services -- 1.5%
      409,000    ENSCO International Inc.                             11,112,530
      392,900    GlobalSantaFe Corp.                                   9,755,707
--------------------------------------------------------------------------------
                                                                      20,868,237
--------------------------------------------------------------------------------

Food and Drug Retailing -- 1.2%
      780,700    Safeway Inc. (a)                                     17,105,137
--------------------------------------------------------------------------------

Food Products -- 0.5%
      180,000    Kellogg Co.                                           6,854,400
--------------------------------------------------------------------------------

Healthcare Equipment and Supplies -- 1.1%
      264,100    Guidant Corp.                                        15,898,820
--------------------------------------------------------------------------------

Hotels, Restaurants and Leisure -- 2.0%
      781,600    McDonald's Corp.                                     19,407,128
      228,100    MGM MIRAGE (a)                                        8,578,841
--------------------------------------------------------------------------------
                                                                      27,985,969
--------------------------------------------------------------------------------

Household Durables -- 0.7%
      455,900    Newell Rubbermaid Inc.                               10,380,843
--------------------------------------------------------------------------------

Household Products -- 2.6%
      343,600    Kimberly-Clark Corp.                                 20,303,324
      169,100    The Procter & Gamble Co.                             16,889,708
--------------------------------------------------------------------------------
                                                                      37,193,032
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                13

SCHEDULE OF INVESTMENTS (continued)                           DECEMBER 31, 2003
--------------------------------------------------------------------------------


  SHARES                              SECURITY                        VALUE
--------------------------------------------------------------------------------

Industrial Conglomerates -- 5.7%
    1,340,000    General Electric Co.                                $41,513,200
      460,200    Honeywell International Inc.                         15,384,486
      853,700    Tyco International Ltd.                              22,623,050
--------------------------------------------------------------------------------
                                                                      79,520,736
--------------------------------------------------------------------------------

Insurance -- 3.2%
      458,100    American International Group, Inc.                   30,362,868
           91    Berkshire Hathaway Inc., Class A Shares (a)           7,666,750
      147,700    Marsh & McLennan Cos., Inc.                           7,073,353
--------------------------------------------------------------------------------
                                                                      45,102,971
--------------------------------------------------------------------------------

Internet and Catalog Retail -- 1.3%
      541,000    InterActiveCorp (a)(b)                               18,356,130
--------------------------------------------------------------------------------

IT Consulting and Services -- 1.3%
      747,400    Electronic Data Systems Corp.                        18,341,196
--------------------------------------------------------------------------------

Machinery -- 2.1%
      110,600    Eaton Corp.                                          11,942,588
      246,400    Navistar International Corp. (a)                     11,800,096
       75,200    PACCAR Inc.                                           6,401,024
--------------------------------------------------------------------------------
                                                                      30,143,708
--------------------------------------------------------------------------------

Media -- 5.0%
                 Comcast Corp.:
      466,700       Class A Shares (a)                                15,340,429
      412,900       Special Class A Shares (a)                        12,915,512
      830,785    Liberty Media Corp., Class A Shares (a)               9,878,034
      342,300    The News Corp. Ltd., ADR (b)                         10,354,575
      481,900    Viacom Inc., Class B Shares                          21,386,722
--------------------------------------------------------------------------------
                                                                      69,875,272
--------------------------------------------------------------------------------

Metals and Mining -- 2.9%
      776,200    Alcoa Inc.                                           29,495,600
      480,000    Barrick Gold Corp.                                   10,900,800
--------------------------------------------------------------------------------
                                                                      40,396,400
--------------------------------------------------------------------------------

Multiline Retail -- 1.1%
      428,400    Costco Wholesale Corp. (a)                           15,927,912
--------------------------------------------------------------------------------

Multi-Utilities -- 0.5%
      322,000   NiSource Inc.                                          7,064,680
--------------------------------------------------------------------------------

Oil and Gas -- 5.8%
      215,200   ChevronTexaco Corp.                                   18,591,128
      937,800   Exxon Mobil Corp.                                     38,449,800
      271,500   TotalFinaElf S.A., ADR                                25,116,465
--------------------------------------------------------------------------------
                                                                      82,157,393
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                                            2003 Annual Report

  SHARES                              SECURITY                        VALUE
--------------------------------------------------------------------------------

Paper and Forest Products -- 2.0%
      147,700    Bowater Inc.                                    $     6,839,987
      424,500    International Paper Co.                              18,300,195
      128,700    Louisiana-Pacific Corp. (a)                           2,301,156
--------------------------------------------------------------------------------
                                                                      27,441,338
--------------------------------------------------------------------------------

Personal Products -- 1.2%
      411,700    The Estee Lauder Cos., Inc., Class A Shares          16,163,342
--------------------------------------------------------------------------------

Pharmaceuticals -- 9.0%
    1,170,200    Elan Corp. PLC, ADR (a)(b)                            8,062,678
      141,500    Glaxo Smith Kline PLC, ADR                            6,596,730
      204,000    Johnson & Johnson                                    10,538,640
    1,485,500    Pfizer Inc.                                          52,482,715
    1,134,400    Schering-Plough Corp.                                19,727,216
      512,500    Teva Pharmaceutical Industries Ltd., ADR (b)         29,063,875
--------------------------------------------------------------------------------
                                                                     126,471,854
--------------------------------------------------------------------------------

Real Estate -- 0.3%
      102,600    iStar Financial Inc.                                  3,991,140
--------------------------------------------------------------------------------

Road and Rail -- 0.8%
      188,500    Canadian National Railway Co.                        11,928,280
--------------------------------------------------------------------------------

Semiconductor    Equipment and Products -- 3.7%
      126,200    Applied Materials, Inc. (a)                           2,833,190
      593,900    Infineon Technologies AG, ADR (a)(b)                  8,142,369
    1,009,400    Intel Corp.                                          32,502,680
      328,700    ST Microelectronics N.V., NY shares (b)               8,878,187
--------------------------------------------------------------------------------
                                                                      52,356,426
--------------------------------------------------------------------------------
Software -- 5.2%
      656,700    BMC Software, Inc. (a)                               12,247,455
    1,462,100    Microsoft Corp.                                      40,266,234
      742,000    Oracle Corp. (a)                                      9,794,400
      300,000    VERITAS Software Corp. (a)                           11,148,000
--------------------------------------------------------------------------------
                                                                      73,456,089
--------------------------------------------------------------------------------

Specialty Retail -- 3.4%
      667,400    Best Buy Co., Inc.                                   34,864,976
      374,800    The Home Depot, Inc.                                 13,301,652
--------------------------------------------------------------------------------
                                                                      48,166,628
--------------------------------------------------------------------------------

Tobacco -- 0.9%
      238,800    Altria Group, Inc.                                   12,995,496
--------------------------------------------------------------------------------

Wireless Telecommunication Services -- 0.8%
    1,354,500    AT&T Wireless Services Inc. (a)                      10,822,455
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $1,083,548,210)                                1,394,090,902
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                15

   FACE
  AMOUNT                              SECURITY                        VALUE
--------------------------------------------------------------------------------

REPURCHASE  AGREEMENT -- 0.9%
$12,193,000 Merrill Lynch Government Securities Inc., 0.820% due 1/2/04;
              Proceeds at maturity -- $12,193,555; (Fully collateralized by
              U.S. Treasury Bonds, 5.250% to 8.125% due 8/15/19 to 2/15/29;
              Market value--$12,436,907)
             (Cost-- $12,193,000)                               $   12,193,000
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $1,095,741,210*)                           $1,406,283,902
--------------------------------------------------------------------------------
(a) Non-income producing security
(b) All or a portion of this security is on loan (See Note 4).
(c) Fair value determined pursuant to procedures established by the Board of Directors.
*   Aggregate cost for Federal income tax purposes is $1,101,697,589.

  Abbreviation used in this schedule:
  -----------------------------------
  ADR - American Depositary Receipt


















LOANED SECURITIES COLLATERAL
--------------------------------------------------------------------------------

   FACE
  AMOUNT                              SECURITY                        VALUE
--------------------------------------------------------------------------------
  $49,005,861 State Street Navigator Securities Lending Trust
                 Prime Portfolio (Cost -- $49,005,861)               $49,005,861
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                                            2003 Annual Report

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $1,095,741,210)                $1,406,283,902
   Loaned securities collateral, at value
    (Cost -- $49,005,861) (Note 4)                                   49,005,861
   Cash                                                                  45,411
   Dividends and interest receivable                                  1,667,689
   Receivable for securities sold                                     1,039,263
--------------------------------------------------------------------------------
   Total Assets                                                   1,458,042,126
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for loaned securities collateral (Note 4)                 49,005,861
   Payable for securities purchased                                   3,257,704
   Management fee payable                                             1,900,485
   Accrued expenses                                                     249,726
--------------------------------------------------------------------------------
   Total Liabilities                                                 54,413,776
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,403,628,350
--------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares$                                  $   99,957,634
   Capital paid in excess of par value                            1,161,800,111
   Undistributed net investment income                                  329,326
   Accumulated net realized loss from investment transactions      (169,001,413)
   Net unrealized appreciation of investments                       310,542,692
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,403,628,350
--------------------------------------------------------------------------------

Shares Outstanding ($1.00 par value, 125,000,000 shares authorized)  99,957,634
--------------------------------------------------------------------------------
Net Asset Value, per share                                               $14.04
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                17

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                      $ 20,401,612
   Interest                                                            303,118
   Oil royalties                                                       700,114
   Less: Foreign withholding tax                                      (220,961)
--------------------------------------------------------------------------------
   Total Investment Income                                          21,183,883
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                           6,754,963
   Shareholder communications                                          319,632
   Shareholder servicing fees                                          267,016
   Audit and legal                                                     132,034
   Directors' fees                                                      93,664
   Stock certificates and listing fees                                  58,109
   Custody                                                              52,344
   Insurance                                                            11,545
   Other                                                                44,400
--------------------------------------------------------------------------------
   Total Expenses                                                    7,733,707
--------------------------------------------------------------------------------
Net Investment Income                                               13,450,176
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Investment transactions                                       (43,696,546)
     Foreign currency transactions                                          35
--------------------------------------------------------------------------------
   Net Realized Loss                                               (43,696,511)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Investments                                                   371,016,996
     Foreign currencies                                                   (419)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                         371,016,577
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                     327,320,066
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $340,770,242
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                                            2003 Annual Report

STATEMENT OF CHANGES IN NET ASSETS             FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                          2003                2002
--------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                               $ 13,450,176     $  10,664,952
   Net realized loss                                    (43,696,511)     (118,618,665)
   Increase (decrease) in net unrealized appreciation   371,016,577      (209,277,037)
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations    340,770,242      (317,230,750)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                (12,897,805)      (10,982,714)
   Net realized gains                                            --        (6,772,668)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
    Shareholders                                        (12,897,805)      (17,755,382)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Treasury stock acquired                               (6,238,506)       (2,787,281)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
     Transactions                                        (6,238,506)       (2,787,281)
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                       321,633,931      (337,773,413)

NET ASSETS:
   Beginning of year                                  1,081,994,419     1,419,767,832
--------------------------------------------------------------------------------------
   End of year*                                      $1,403,628,350    $1,081,994,419
--------------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
   net investment income of:                               $329,326         $(211,230)
--------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(B) FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

(C) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

(D) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller

--------------------------------------------------------------------------------
20                                                            2003 Annual Report

--------------------------------------------------------------------------------

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(E) OTHER. Securities transactions are recorded as of the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount, market discount and premium on securities purchased is accreted or amortized on an effective yield basis over the life of the security.

2. Management Fee and Other  Transactions with Affiliates

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc., ("Citigroup") acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

The Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                       Annual Fee Rate
--------------------------------------------------------------------------------
First $350 million                                                  0.650%
Next $150 million                                                   0.550%
Next $250 million                                                   0.525%
Next $250 million                                                   0.500%
Over $1 billion                                                     0.450%
--------------------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003, the performance of the S&P 500 Index was exceeded by the Fund's performance by -0.37%, 1.05%, 1.48% and 3.26%, respectively. This resulted in a total increase of the base management fee of $169,685.

There were no brokerage commissions paid to Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, and its affiliates for investment transactions executed on behalf of the Fund during the year ended December 31, 2003.

Certain officers and/or Directors of the Fund are also officers and/or directors of the investment manager.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                21

--------------------------------------------------------------------------------

3. Investments

During the year ended  December 31, 2003,  the  aggregate  cost of purchases and
proceeds  from  sales  of   investments   (including   maturities  of  long-term
investments, but excluding short-term investments) were as follows:

--------------------------------------------------------------------------------
Purchases                                                       $744,297,517
--------------------------------------------------------------------------------
Sales                                                            755,707,487
--------------------------------------------------------------------------------

At  December  31,  2003,  the  aggregate  gross   unrealized   appreciation  and
depreciation of investments for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                   $325,402,342
--------------------------------------------------------------------------------
Gross unrealized depreciation                                    (20,816,029)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $304,586,313
--------------------------------------------------------------------------------

4. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund loaned securities having a market value of $47,591,209. The Fund received cash collateral amounting to $49,005,861 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2003 was $106,194.

5. Capital Shares

On July 17, 2002, the Fund's Board of Directors approved a share repurchase plan. The Fund was authorized to repurchase up to one million shares. On July 25, 2002, the Fund commenced this share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased 980,400 shares with a total cost of $9,025,787 at the weighted average discount of 14.61% per share. For the year ended December 31, 2003, the Fund repurchased 680,900 shares with a total cost of $6,238,506 at the weighted average discount of 14.62% per share.

On March 19, 2003, the Fund's Board of Directors approved another share repurchase plan. The Fund was authorized to repurchase up to one million shares. As of December 31, 2003, this repurchase plan had not commenced.

6. Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $162,973,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
22                                                            2003 Annual Report

--------------------------------------------------------------------------------

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:
                                                       2010           2011
--------------------------------------------------------------------------------
Carryforward Amounts                               $86,144,000    $76,829,000
--------------------------------------------------------------------------------

7. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                       2003           2002
--------------------------------------------------------------------------------
Undistributed ordinary income                      $   256,890    $   303,190
--------------------------------------------------------------------------------
Accumulated capital losses                        (162,972,599)   (86,143,696)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)             304,586,313    (70,881,279)
--------------------------------------------------------------------------------

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and returns of capital from Real Estate Investment Trusts.

At December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31 was:

                                                       2003           2002
--------------------------------------------------------------------------------
Ordinary income                                    $12,897,805    $10,982,714
Long-term capital gains                                    --       6,772,668
--------------------------------------------------------------------------------
Total                                              $12,897,805    $17,755,382
--------------------------------------------------------------------------------

8. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                23

--------------------------------------------------------------------------------

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Bank of New York is the Fund's transfer agent, and is not affiliated with either CAM or PFPC Inc.


--------------------------------------------------------------------------------
24                                                            2003 Annual Report

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:


                                         2003      2002         2001      2000      1999
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $10.75    $14.07      $16.27     $19.24    $18.76
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.13      0.11        0.11       0.14      0.18
  Net realized and unrealized gain (loss) 3.28     (3.26)      (1.87)     (0.46)     4.08
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       3.41     (3.15)      (1.76)     (0.32)     4.26
------------------------------------------------------------------------------------------
Gain From Repurchase of Treasury Stock    0.01      0.01          --         --        --
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.13)    (0.11)     (0.11)      (0.13)    (0.17)
  Net realized gains                        --     (0.07)     (0.33)      (2.41)    (3.63)
------------------------------------------------------------------------------------------
Total Distributions                      (0.13)    (0.18)     (0.44)      (2.54)    (3.80)
------------------------------------------------------------------------------------------
Increase in Net Asset Value
  Due to Shares Issued on
  Reinvestment of Dividends                 --        --         --           --     0.02
------------------------------------------------------------------------------------------
Decrease in Net Asset Value
  Due to Shares Issued
  Through Rights Offering                   --        --         --       (0.10)       --
------------------------------------------------------------------------------------------
Rights Offering Costs                       --        --         --       (0.01)       --
------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $14.04    $10.75     $14.07      $16.27    $19.24
------------------------------------------------------------------------------------------
Total Return, Based on Market Price       33.5%    (25.4)%    (21.2)%      (8.0)%*   34.6%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)      $1,404    $1,082     $1,420       $1,642   $1,820
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.64%     0.62%      0.62%        0.65%    0.56%
  Net investment income                   1.12      0.86       0.76         0.71     0.90
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     62%       47%        61%          76%      73%
------------------------------------------------------------------------------------------
Market Price, End of Year              $12.030    $9.120    $12.420      $16.250  $20.375
------------------------------------------------------------------------------------------

 * Total market value return taking into consideration the Rights Offering would have been (7.7)%.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                25

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2004



TAX INFORMATION (unaudited)
-------------------------------------------------------------------------------
For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2003:

     o For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 100%; and

     o For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

-------------------------------------------------------------------------------
26                                                            2003 Annual Report

ADDITIONAL INFORMATION (unaudited)
-------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS
The business and affairs of The Salomon Brothers Fund Inc ("Fund") is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                                               Principal            Number of
                            Position(s)   Term of Office*    Occupation(s)         Portfolios                   Other
                            Held with       and Length of     During Past          in Fund Complex          Board Memberships
Name, Address and Age          Fund         Time Served        Five Years        Overseen by Director       Held by Director
------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Andrew L. Breech            Director          Since    President, Dealer Operating       3                         None
2120 Wilshire Blvd.                           1991     Control Service, Inc.
Santa Monica, CA 90403
Age 51

Carol L. Colman             Director          Since    President, Colman                35                         None
Colman Consulting Co.                         1992     Consulting Co.
278 Hawley Road
North Salem, NY 10560
Age 58

William R. Dill             Director          Since    Retired                           3                         None
25 Birch Lane                                 1985
Cumberland Foreside, ME 04110
Age 73

William R. Hutchinson       Director          Since    President of W.R.                42                         Director,
535 N. Michigan                               2003     Hutchinson & Associates                                     Associated
Suite 1012                                             Inc.; formerly Group Vice                                   Banc-Corp.
Chicago, IL 60611                                      President, Mergers and
Age 61                                                 Acquisitions, BP p.l.c.

Clifford M. Kirtland, Jr.   Director          Since    Retired                           3                         None
Building 9                                    1987
4200 Northside Parkway
Atlanta, GA 30327
Age 80

Louis P. Mattis             Director          Since    Consultant, Mattis & Co. LLC      3                         None
PO Box 6535                                   1986
Snowmass Village, CO 81615
Age 62

Thomas F. Schlafly          Director          Since    Of Counsel to Blackwell           3                         None
720 Olive Street, Suite 2400                  1986     Sanders Peper Martin LLP;
St. Louis, MO 63101                                    President, The Saint Louis
Age 55                                                 Brewery, Inc.

INTERESTED DIRECTOR:

R. Jay Gerken, CFA**        Chairman,         Since    Managing Director of             221                        None
Citigroup Asset Management  President and      2002    Citigroup Global Markets Inc.
("CAM")                     ChiefExecutive             ("CGM"); Chairman, President
399 Park Avenue, 4th Floor  Officer                    and Chief Executive Officer of
New York, NY 10022                                     Smith Barney Fund Management
Age 52                                                 LLC ("SBFM"), Travelers
                                                       Investment Adviser, Inc. ("TIA")
                                                       and Citi Fund Management Inc.
                                                       ("CFM"); President and Chief
                                                       Executive Officer of certain
                                                       mutual funds associated with
                                                       Citigroup Inc. ("Citigroup");
                                                       Formerly, Portfolio Manager of
                                                       Smith Barney Allocation Series Inc.
                                                       (from 1996 to 2001) and Smith
                                                       Barney Growth and Income Fund
                                                       (from 1996 to 2000)

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 27

-------------------------------------------------------------------------------


                                                               Principal            Number of
                            Position(s)   Term of Office*    Occupation(s)         Portfolios                   Other
                            Held with     and Length of       During Past          in Fund Complex          Board Membership
Name, Address and Age         Fund         Time Served        Five Years        Overseen by Director        Held by Director
-----------------------------------------------------------------------------------------------------------------------------

OFFICERS:

Andrew B. Shoup              Senior Vice      Since    Director of CAM; Senior           N/A                       N/A
CAM                          President        2003     Vice President and Chief
125 Broad Street, 10th Floor and Chief                 Administrative Officer of
New York, NY 10004           Administrative            mutual funds associated
Age 47                       Officer                   with Citigroup; Treasurer
                                                       of certain mutual funds
                                                       associated with Citigroup;
                                                       Head of International Funds
                                                       Administration of CAM
                                                       (from 2001 to 2003);
                                                       Director of Global Funds
                                                       Administration of CAM (from
                                                       2000 to 2001); Head of
                                                       U.S. Citibank Funds
                                                       Administration of CAM
                                                       (from 1998 to 2000)

Michael A. Kagan             Executive Vice   Since    Managing Director of              N/A                       N/A
CAM                          President        2001     Salomon Brothers Asset
399 Park Avenue, 4th Floor                             Management Inc ("SBAM")
New York, NY 10022
Age 43

Kevin Caliendo               Executive Vice   Since    Director of CGM (since 2002);     N/A                       N/A
CAM                          President        2003     Investment Officer of SBAM
399 Park Avenue, 4th Floor                             (since 2002); Healthcare Equity
New York, NY 10022                                     Analyst and Convertible Bond Fund
Age 33                                                 Portfolio Manager for SAC Capital
                                                       Advisors, LLC (from 2001 to 2002);
                                                       Convertible Bond Analyst of the
                                                       Healthcare sector for Wachovia
                                                       Securities (from 1998 to 2001)

Frances M. Guggino           Controller       Since    Vice President of CGM;            N/A                       N/A
CAM                                           2002     Controller of certain mutual
125 Broad Street, 10th Floor                           funds associated with Citigroup
New York, NY 10004
Age 45

Robert I. Frenkel            Secretary and    Since    Managing Director and             N/A                       N/A
CAM                          Chief Legal      2003     General Counsel of
300 First Stamford Place     Officer                   Global Mutual Funds
4th Floor                                              for CAM and its
Stamford, CT 06902                                     predecessor (since
Age48                                                  1994); Secretary of CFM;
                                                       Secretary and Chief Legal
                                                       Officer of mutual funds
                                                       associated with Citigroup


------------------------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.

** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


-------------------------------------------------------------------------------
28                                                            2003 Annual Report

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (unaudited)
-------------------------------------------------------------------------------

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund Inc ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan - available only to investors of SBF. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from SBF are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

    1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

    2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

    3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from/through SBF

The Cash Payment Plan allows investors in SBF to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 29

-------------------------------------------------------------------------------

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of The Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the DR Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.


-------------------------------------------------------------------------------
30                                                            2003 Annual Report

-------------------------------------------------------------------------------

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the DR Plan or change your reinvestment option by calling the Agent at this toll-free telephone number: 1-800-432-8224.

If you withdraw from the DR Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the DR Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

    The Bank of New York
    Investor Relations Department
    P.O. Box 11002 New York, NY 10286-1002
    Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the DR Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the DR Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

Who is the "Agent" and what are its responsibilities?

The Bank of New York acts as the Agent for the SBF. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.


-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 31

-------------------------------------------------------------------------------

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of SBF. The Agent will combine these shares with shares acquired through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the DR Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.


-------------------------------------------------------------------------------
32                                                            2003 Annual Report

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Participants in the DR Plan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

    (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

 2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

--------------------------------------------------------------------------------
                          THE SALOMON BROTHERS FUND INC
                 AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

    I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

    I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

    /  /(1)

             All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

  /  /  (2)  All net investment  income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

   / / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

    (Choose one of the above.)
    I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).
    I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.
    In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.
                (Please sign on the reverse side of this card.)

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                33

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account. The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.
6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.
7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.
8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.
    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.
    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes. If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.
9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.
10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.
11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.
12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.
13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries  regarding the Plans should be directed  to the  Agent  at:
                        THE  BANK  OF  NEW  YORK
                        Investor  Relations Department
                        P.O. Box 11002
                        New York, New York 10286-1002
                        1-800-432-8224

   If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:
                                    THE BANK OF NEW YORK
                                    P.O. Box 1958
                                    Newark, NJ 07101-9774
                                    Att: Dividend Reinvestment Department

                                    DATED:_____________________, 20____


                          PLEASE SIGN, DATE AND RETURN
                           USING THE ENCLOSED ENVELOPE


                                    -----------------------------------
                                    Signature


                                    -----------------------------------
                                    Signature (if held jointly)


              Please sign exactly as your name(s) appear hereon.
                               THIS IS NOT A PROXY


-------------------------------------------------------------------------------
34                                                            2003 Annual Report

BOARD OF DIRECTORS
-------------------------------------------------------------------------------

Andrew L. Breech

Carol L. Colman

William R. Dill

R. Jay Gerken, CFA, Chairman

William R. Hutchinson

Clifford M. Kirtland, Jr.

Louis P. Mattis

Thomas F. Schlafly



ADDIATIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------
This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 35

OFFICERS
-------------------------------------------------------------------------------
R. Jay Gerken, CFA                         President and Chief Executive Officer

Andrew B. Shoup                            Senior Vice President and
                                             Chief Administrative Officer

Michael A. Kagan                           Executive Vice President

Kevin Caliendo                             Executive Vice President

Frances M. Guggino                         Controller

Robert I. Frenkel                          Secretary and Chief
                                           Legal Officer




SERVICE PROVIDERS
-------------------------------------------------------------------------------

Salomon Brothers Asset Management Inc     Investment Manager
399 Park Avenue
New York, New York 10022

The Bank of New York                      Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company       Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett LLP            Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP                Independent Auditors
1177 Avenue of the Americas
New York, New York 10036


-------------------------------------------------------------------------------
36                                                            2003 Annual Report

SALOMON
---------
BROTHERS
---------
Asset Management

399 PARK AVENUE
NEW YORK, NEW YORK 10022

1-800-SALOMON                                                        SBF
WWW.SBAM.COM                                                        LISTED
                                                                     NYSE
SBFANN 12/03                                                     THE NEW YORK
04-6116                                                         STOCK EXCHANGE

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


                  (a) Audit Fees for The Salomon Brothers Fund Inc were $42,000 and $39,000 for the years ended 12/31/03 and 12/31/02, respectively.

                  (b) There were no Audit-Related Fees for The Salomon Brothers Fund Inc for the years ended 12/31/03 and 12/31/02.

                           In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to The Salomon Brothers Fund Inc ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

                  (c)      Tax Fees for The Salomon Brothers Fund Inc of
                           $3,500 and $6,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to The Salomon Brothers Fund Inc.

                           There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

                  (d) All Other Fees for The Salomon Brothers Fund Inc were $0 and $0 for the years ended 12/31/03 and 12/31/02.

                           ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management Inc ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities were $558,750; all of which were pre-approved by the Audit Committee.

                  (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                           The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                           (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                           Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                  (f)      N/A

                  (g) Non-audit fees billed by the Accountant for services rendered to The Salomon Brothers Fund Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to The Salomon Brothers Fund Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

                  (h) Yes. The Salomon Brothers Fund Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to The Salomon Brothers Fund Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.




ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

         (a)      Code of Ethics attached hereto.

                  Exhibit 99.CODE ETH

         (b)      Attached hereto.

                  Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                  Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Salomon Brothers Fund Inc


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         The Salomon Brothers Fund Inc

Date:    March 5, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         The Salomon Brothers Fund Inc

Date:    March 5, 2004

By:      /s/ Andrew B. Shoup
         (Andrew B. Shoup)
         Chief Administrative Officer of
         The Salomon Brothers Fund Inc

Date:    March 5, 2004